UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  February 21, 2007
(Date of earliest event reported)

  Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust 2007-GG9
  -----------------------------------------------------------------------------
                         (Exact name of issuing entity)

                   Greenwich Capital Financial Products, Inc.
                   ------------------------------------------
               (Exact name of sponsor as specified in its charter)

                         Goldman Sachs Mortgage Company
                         ------------------------------
               (Exact name of sponsor as specified in its charter)

                   Greenwich Capital Commercial Funding Corp.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         333-131400-02                06-1565524
--------------------------------------------------------------------------------
(State or other                 (Commission File No.)         (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

600 Steamboat Road, Greenwich CT                                  06830
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number, including area code  (203) 625-7200
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

      On March 8, 2007, a single series of mortgage pass-through certificates, entitled Greenwich Capital Commercial Funding Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-GG9 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of March 1, 2007, among Greenwich Capital Commercial Funding Corp., as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee, paying agent and certificate registrar. The Certificates consist of 28 classes (each, a "Class") of Certificates, thirteen of which Classes are designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-AB Certificates" the "Class A-4 Certificates," the "Class A-1-A Certificates," the "Class A-M Certificates," the "Class A-J Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates" and the "Class F Certificates" (collectively, the "Offered Certificates"); and fifteen of which Classes are designated as the "Class A-MFL Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class Q Certificates," the "Class S Certificates," the "Class X Certificates," the "Class "R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 201 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $6,575,923,864. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans and a 51% pari passu interest in one of the Mortgage Loans (the "GCFP Mortgage Loans") were acquired by the Registrant from Greenwich Capital Financial Products Inc. ("GCFP") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (the "GCFP Mortgage Loan Purchase Agreement"), between the Registrant and GCFP, certain of the Mortgage Loans (the "GSMC Mortgage Loans") were acquired by the Registrant from Goldman Sachs Mortgage Company ("GSMC") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (the "GSMC Mortgage Loan Purchase Agreement"), between the Registrant and GSMC, and a 49% pari passu interest in one of the Mortgage Loans (such pari passu interest, the "Lehman Mortgage Loan") was acquired by the Registrant from Lehman Brothers Holdings Inc. ("Lehman") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (the "Lehman Mortgage Loan Purchase Agreement"), between the Registrant and Lehman. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to GCFP, GSMC and Lehman was derived from the sale of Certificates by the Registrant to Greenwich Capital Markets, Inc. ("GCM"), Goldman, Sachs & Co. ("GS&Co"), Morgan Stanley & Co. Incorporated ("MS"), Banc of America Securities LLC ("BOA"), Credit Suisse Securities (USA) LLC ("CS") and Wachovia Capital Markets, LLC ("Wachovia") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated February 21, 2007, among the Registrant, GCM, GS&Co, MS, BOA, CS, and Wachovia (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated February 21, 2007, among the Registrant, Greenwich and GS&Co (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) of that Act). The net proceeds of the sale of the Private Certificates were applied to the purchase of the Mortgage Loans from GCFP, GSMC and Lehman. On March 8, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for the transfer of such Mortgage Loans consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 21, 2007, supplementing the Prospectus, dated February 12, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.     Description
--------------  -----------

(1.1) Underwriting Agreement, dated February 21, 2007 (the "Underwriting Agreement"), between Greenwich Capital Commercial Funding Corp., Greenwich Capital Markets, Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, relating to the sale of the Publicly Offered Certificates by the Depositor to the Underwriters.

(4.1) Pooling and Servicing Agreement, dated as of March 1, 2007, among Greenwich Capital Commercial Funding Corp., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer, and LaSalle Bank, National Association, as trustee.

(99.1) Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Greenwich Capital Financial Products, Inc., as mortgage loan seller, and Greenwich Capital Commercial Funding Corp., as purchaser.

(99.2) Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Goldman Sachs Mortgage Company, as mortgage loan seller, and Greenwich Capital Commercial Funding Corp., as purchaser.

(99.3) Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Lehman Brothers Holdings Inc., as mortgage loan seller, and Greenwich Capital Commercial Funding Corp., as purchaser.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENWICH CAPITAL COMMERCIAL FUNDING CORP.

Date: March 22, 2007

                                   By: /s/ Andrew Snow
                                      ------------------------------------------
                                   Name: Andrew Snow
                                   Title: Senior Vice President

                                  Exhibit Index
                                  -------------

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.         Description                                  Electronic(E)
--------------      -----------                                  -------------

1.1                 Underwriting Agreement                       E

4.1                 Pooling and Servicing Agreement              E

99.1                GCFP Mortgage Loan Purchase Agreement        E

99.2                GSMC Mortgage Loan Purchase Agreement        E

99.3                Lehman Mortgage Loan Purchase Agreement      E